Exhibit 10.9

Cirrus Aviation Services Phone: 702-448-2366 Email: sales@cirrusav.com Website: http://www.cirrusav.com

***Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

PREFERRED CHARTER AGREEMENT

GREAT WESTERN AIR, LLC. dba Cirrus Aviation Services, an Arizona limited liability company having its principal offices at 275 East Tropicana Avenue, Las Vegas, NV 89169, As “CAV”	JET TOKEN MANAGEMENT INC., a California company having its principal office at 2710 Gateway Oaks Drive, Suite 150N, Sacramento, CA 95833 As “JTM”

This Amended and Restated Preferred Charter Agreement (the “Agreement”) is entered into as of August 22nd, 2022, by and between Cirrus Aviation Services (“CAV”) and Jet Token Management (“JTM”).

CAV and JTM are hereinafter referred to as a “Party” and collectively as “Parties”

WHEREAS, CAV and JTM have entered into the Preferred Charter Agreement, dated June 15, 2022 (the “Original Agreement”); and

WHEREAS, CAV and JTM have agreed to replace and supersede the Previous Agreement with this Agreement subject to the terms of this Agreement.

IT IS HEREBY AGREED that Cirrus Aviation Services shall provide the Aircraft to JTM during the Term of this Jet Card Program for the performance of the Flights for JTM’s Program Members’ use and JTM shall take on the Aircraft charter and pay the Wholesale Rate, or Preferred Rate, as the case may be, in respect of each Flight, in accordance with the following Terms and Conditions. The terms and conditions set out below shall form the basis on which CAV shall provide, or cause to be provided, JTM’s Program Members with flight services and additional services as part of its jet aircraft card program (the “JT Connect Program”).

GENERAL

Aircraft charter quotes are aircraft specific and are based upon aircraft and crew availability; should the need arise to change aircraft, cost may vary accordingly. JTM shall be informed of any such change prior to flight and the amount of additional cost, if any. Upon acceptance of terms and conditions listed herein, this document becomes a legal and binding contract between the two parties. CAV is pleased to provide soft drinks and snacks on all flights. Traveling with pets of any kind MUST be pre-approved.

AIRCRAFT TYPE

Category	Aircraft Model
Light Jet	Learjet 45XR and Citation CJ3
Midsize	Hawker 900XP, Citation XLS+ and Learjet 60
Super-Mid	Challenger 300
Large Cabin	Challenger 604 and 850, Falcon 900EX
Ultra-Long Range	Gulfstream V and G550

Cirrus Aviation Services	Page 1 of 10

Cirrus Aviation Services Phone: 702-448-2366 Email: sales@cirrusav.com Website: http://www.cirrusav.com

AIRCRAFT AVAILABILITY

Aircraft will be provided on a “best-efforts” basis. If JTM wishes to charter the Aircraft but the Aircraft has been scheduled to be chartered by a customer of Cirrus, then Cirrus shall endeavor to provide an alternative aircraft which is managed by Cirrus (an “Alternative Aircraft”). If no Alternative Aircraft is available, subject to JTM approval, Cirrus may obtain a substitute aircraft at JTM’s cost. Cirrus will confirm the trip if proper callout time is adhered to, excluding peak and high demand days.

For Peak and High Demand Days, Cirrus will confirm availability not less than 120 hours before departure or provide an Alternative Aircraft in the event that one of the Cirrus aircraft is in use.

NOTICE

Aircraft availability is not guaranteed. The Aircraft shall be scheduled and made available for use on a “first-come, first-served” basis subject to the following notice periods:

Zone	Callout
1	[***] hours
2	[***] hours
3	[***] hours
4	[***] hours
Hawaii	[***] hours
Bahamas	[***] hours
Alaska	[***] hours
Mexico	[***] hours

DAILY MINIMUM

Customer’s Flight Segments will be subject the following minimum daily charges:

Category	Minimum Daily Charges
Light Jet	[***] Hours
Midsize	[***] Hours
Super-Mid	[***] Hours
Large Cabin	[***] Hours
Ultra-Long Range	[***] Hours

Cirrus Aviation Services	Page 2 of 10

Cirrus Aviation Services Phone: 702-448-2366 Email: sales@cirrusav.com Website: http://www.cirrusav.com

ROUND TRIP FLIGHT HOURS

The flight hours incurred for a round trip.

DWELL TIME

Round Trip Flight Hours [***]. For avoidance of doubt, the Dwell Time will be rounded down to the nearest whole day.

PRICES AND PAYMENTS

All prices are quoted pursuant to the tables below, are valid for 365 days. All quotes are calculated on estimated roundtrip flight times based on the route segments to be flown, [***] plus incidental charges, fuel surcharge (if any) and estimated facility fees. In the event that delays, diversions or weather conditions are experienced resulting in an increase in flight time or incidental expenses, JTM is responsible for additional fees. In addition, JTM will be entitled to [***] of any Empty Leg revenue generated as a result of a charter created under the JT Connect programs.

Charter Pricing
Aircraft Model	Retail	Wholesale	Preferred	Prepayment
Light Jet	[***]			[***]
CJ3		[***]	[***]
Learjet 45XR		[***]	[***]
Midsize Jet	[***]			[***]
Citation XLS+		[***]	[***]
Learjet 60		[***]	[***]
Hawker 900XP		[***]	[***]
Super Midsize Jet	[***]			[***]
Challenger 300		[***]	[***]
Large Cabin Jet	[***]			[***]
Challenger 604		[***]	[***]
Falcon 900 EX		[***]	[***]
Challenger 850		[***]	[***]
Ultra-Long-Range Jet	[***]			[***]
Gulfstream GV		[***]	[***]
Gulfstream G550		[***]	[***]

Cirrus and Jet Token shall [***]. Aircraft shall be made available with the following call out period based on destination zone. See Exhibit 1 for an illustration of the states in each zone. Trips to Hawaii, Alaska, the Bahamas and Mexico (excepting Cabo San Lucas and Toluca) come with a [***] per trip surcharge unless they either originate or terminate in LAS.

Cirrus Aviation Services	Page 3 of 10

Cirrus Aviation Services Phone: 702-448-2366 Email: sales@cirrusav.com Website: http://www.cirrusav.com

ROUND TRIP PRICING DISCOUNT

Retail, Wholesale, and Preferred Charter Pricing shall be discounted by [***] for a round trip if the trip concludes within the Dwell Time of the trip. Furthermore, should a round trip conclude within both the Dwell Time of the trip and the same day, Retail, Wholesale, and Preferred Charter Pricing shall be discounted by [***] for such round trip.

FUEL SURCHARGE

The fuel surcharge shall be calculated on an as incurred basis based on an index of [***]/gallon.

CREW OVERNIGHT EXPENSES

Defined as the cost of crew overnight expenses that will be passed through on a per night basis to the JTM customer. This cost is [***]/night.

INCIDENTAL EXPENSES

Any unforeseen incidental expenses incurred during the charter will be charged upon completion of charter. Incidental expenses include but are not limited to high density airport charges, cancellation charges, additional insurance costs, excess crew duty charges, crew positioning and repositioning costs, de-icing, security charges, VIP lounges, passenger transportation, non-standard catering, on board telephone (Satcom) / Wi-Fi usage fees, weather-related hangarage and/or special parking requests, any other services incurred at the specific request of JTM including costs or expenses incurred because of the change of the departure time or airport. A statement of all charges will be debited from the customer deposit account and mailed to the address listed below. International wi-fi/satcom charges of [***] per occupied flight hour shall be debited in advance of travel.

CANCELLATION POLICIES

Cancellation fees are the percentage listed from the table below of the total quoted amount plus costs incurred.

HEAVY JETS	On Signing	< 7 Days	< 72 Hours	< 24 Hours	< 12 Hours
Domestic - Non-Peak		[***]	[***]	[***]
International, HI & AK - Non-Peak		[***]	[***]
Peak Travel	[***]	[***]	[***]

NON-HEAVY JETS	On Signing	< 7 Days	< 72 Hours	< 24 Hours	< 12 Hours
Domestic - Non-Peak			[***]	[***]	[***]
International, HI & AK - Non-Peak			[***]	[***]
Peak Travel	[***]	[***]	[***]	[***]

Cirrus Aviation Services	Page 4 of 10

Cirrus Aviation Services Phone: 702-448-2366 Email: sales@cirrusav.com Website: http://www.cirrusav.com

NO SHOW is considered at 2 hours past contracted departure time and is subject to 100% cancellation fee.

PEAK TRAVEL & HIGH DEMAND DAYS

Exhibit 2 contains the current 2022 “Peak and High Demand Travel Days” which are included under the JT Connect Jet Card Programs. Any travel requested on these days will be a “best efforts” and subject to a [***] hourly rate surcharge. Trips will be confirmed no less than [***] hours prior to departure.

LATE PASSENGER POLICIES

CAV reserves the right to charge [***] after one (1) hour, and [***] after one and a half (1.5) hours due to JTM’s failure to arrive for scheduled departure.

ITINERARY CHANGES and TRANSMITTAL OF CHANGES

Itinerary changes are permitted, subject to aircraft and crew availability. The total amount of the charter may be adjusted from the booked charter amount based on the circumstances of the itinerary change. Notification of changes and/or cancellations must be in writing and transmitted by email to operations@cirrusav.com within the cancellation timeframe listed above under the Cancellation Policy. JTM may cancel a flight without penalty in the event CAV opts to requote it once booked.

FEDERAL EXCISE TAX EXEMPTION AND CUSTOMS AND IMMIGRATION FEE EXEMPTION

By accepting this agreement JTM (Broker) agrees that it is JTM’s sole and exclusive responsibility to collect, account for and pay over (a) to the Internal Revenue Service, all applicable federal excise taxes described in sections 4261 et seq., and/or sections 4271 et seq., of the Internal Revenue Code of 1986, as amended (or any successors statutes or provisions); and (b) to the appropriate agency or agencies of the United States of America, all applicable customs, immigration and similar fees and charges, and that in either instance (clauses (a) or (b) above), CAV shall be exempt from having to collect, account for and pay over to any person, entity or governmental agency any of the foregoing taxes, fees, charges or other amounts.

JTM acknowledges and agrees that (i), in connection with the Flights, JTM is not an agent of CAV, and (ii) JTM will provide to CAV upon written request, evidence of the undersigned’s collection and payment of the taxes, fees and charges described above and that the absence of any such request by Air Service Provider shall not affect the blanket exemption provided for herein or otherwise affect any of the rights, duties or obligations of CAV.

Cirrus Aviation Services	Page 5 of 10

Cirrus Aviation Services Phone: 702-448-2366 Email: sales@cirrusav.com Website: http://www.cirrusav.com

RESPONSIBILITY

Under no circumstances shall CAV be liable for indirect, incidental, consequential, special, exemplary, or punitive damages following loss in connection with this agreement, whether arising in contract or tort (including, without limitation, strict liability). With respect to any direct damages, loss, expense or cost, whether in contract or tort, arising from this agreement, CAV shall have no liability in the even such damages, loss, expense or cost results from events beyond CAV’s reasonable control including, without limitation, third-party non-performance, negligence or misconduct, unavailability of aircraft, unavailability of personnel, weather, quarantine, acts of God, acts or omissions of JTM, JTM breach, force majeure or other similar cause but excluding CAV’s termination or cancellation of this contract before CAV’s performance commences. In any event, JTM’s sole recourse against CAV shall be (A) return of amounts paid by JTM in the event CAV terminates or cancels this contract before its performance commences or (B) to insurance proceeds covered by applicable insurance.

In the event an aircraft is unavailable after confirmation for any reason, CAV shall make best efforts, subject to JTM’s consent, to provide a substitute on-fleet alternative aircraft of equal or greater class. In such cases JTM would be responsible for the Preferred rate and fuel surcharge on the substitute aircraft and additional Incidental Expenses, if any, over and above the original booked charter quote.

Absent Indemnitee’s and JTM’s negligence and willful misconduct, and limited in amount to applicable insurance coverage, CAV shall, at its expense, defend, indemnify and hold JTM, its affiliates, and their respective successors, directors, officers, employees and agents (collectively, “Indemnitees”) harmless rom and against all claims, actions, demands, proceedings, damages, costs and liabilities of any kind brought by third parties (collectively, “Claims”) to the extent that such claims arise out of or relate to the Services purchased from CAV or CAV’s negligence, willful misconduct or breach of this Agreement. Without JTM’s or Indemnitee’s prior written consent, CAV shall not enter into any settlement that binds JTM or Indemnitee, as the case may be, to financial obligations for the Claims.

BAGGAGE POLICY

Baggage capacity varies between aircraft. It is JTM’s responsibility to confirm, before cancellation period, the size and quantity of baggage can be accommodated or baggage will be shipped at JTM’s expense. Aside from certain Law Enforcement Officials, JTMs may only transport UNLOADED firearms in a locked, hard-sided container in aircraft external baggage compartments. Only certain aircraft have external baggage compartments and it is JTM’s responsibility to verify the aircraft meets their requirements. All firearms, ammunition and firearm parts, including firearm frames and receivers, are prohibited in the aircraft cabin and internal baggage compartments.

TSA prohibited items may not be carried aboard any aircraft. Please refer to the TSA website for a current list of prohibited items.

OPERATIONAL CONTROL

CAV aircraft are operated under the FAA Part 135 Air Carrier Certificate N2UA274L. Brokered aircraft are operated under agreement within their respective FAA Part 135 Air Carrier Certificates. The Charter JTM agrees to hold harmless and indemnify CAV against any and all losses regardless of the nature.

Cirrus Aviation Services	Page 6 of 10

Cirrus Aviation Services Phone: 702-448-2366 Email: sales@cirrusav.com Website: http://www.cirrusav.com

DOCUMENTATION

A government issued photo identification is required and must be presented to the flight crew for proper identification, prior to flight. Additionally, official travel documents (passports, visas, etc.) required for international flights are the responsibility of each passenger.

Cirrus Aviation Services	Page 7 of 10

Cirrus Aviation Services Phone: 702-448-2366 Email: sales@cirrusav.com Website: http://www.cirrusav.com

AS THE CHARTER JTM I HEREBY ACCEPT THESE TERMS AND CONDITIONS AS WRITTEN ABOVE.

GREAT WESTERN AIR, LLC:		JET TOKEN MANAGEMENT, INC.:

By:	/s/ Greg Woods	By:	/s/ George Murnane
Its:	President	Its:	President
Date:	8/24/2022	Date:	8/22/2022

Cirrus Aviation Services	Page 8 of 10

Cirrus Aviation Services Phone: 702-448-2366 Email: sales@cirrusav.com Website: http://www.cirrusav.com

Cirrus Aviation Services	Page 9 of 10

Cirrus Aviation Services Phone: 702-448-2366 Email: sales@cirrusav.com Website: http://www.cirrusav.com

PEAK AND HIGH DEMAND TRAVEL DAYS

The following are the current 2022 “Peak and High Demand Travel Days” which are included under the JT Connect Jet Card Programs. Any travel requested on these days will be a “best efforts” and subject to a 30% hourly rate surcharge. Trips will be confirmed no less than 120 hours prior to departure.

PEAK TRAVEL DAYS

2022
Saturday	January 1	New Year’s Day
Sunday	January 2	Sunday after New Year’s
Monday	January 3	Monday after New Year’s
Monday	January 17	Martin Luther King Day (MLK)
Thursday	February 17	Thursday before President’s Day
Friday	February 18	Friday before President’s Day
Monday	February 21	President’s Day
Sunday	April 17	Easter Sunday
Monday	April 18	Monday after Easter
Friday	July 1	Friday before Independence Day weekend
Tuesday	July 5	Independence Day Return Travel Day
Monday	September 5	Labor Day
Monday	October 11	Columbus Day
Wednesday	November 23	Wednesday before Thanksgiving
Sunday	November 27	Sunday after Thanksgiving
Monday	November 28	Monday after Thanksgiving
Friday	December 23	Friday before Christmas
Saturday	December 24	Saturday before Christmas
Monday	December 26	Day after Christmas

high demand days

2022
Friday	January 14	Friday before Martin Luther King Day (MLK)
Tuesday	January 4	Tuesday after New Year’s
Friday	April 15	Good Friday
Thursday	May 26	Thursday before Memorial Day
Friday	May 27	Friday before Memorial Day
Monday	May 30	Memorial Day
Monday	July 4	July 4th
Friday	September 2	Friday before Labor Day
Thursday	October 6	Thursday before Columbus Day
Friday	October 7	Friday before Columbus Day
Thursday	December 22	Thursday before Christmas

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